UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Roth CH Acquisition Co.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Roth CH Acquisition Co.
2340 Collins Avenue, Suite 402
Miami Beach, FL 33141

(949) 720-7133

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING AND SEPARATE CLASS

MEETING OF HOLDERS OF CLASS A ORDINARY SHARES

OF

ROTH CH ACQUISITION CO.

Dear Shareholders of Roth CH Acquisition Co.:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting and the separate class meeting of holders of Class A ordinary shares (as applicable) of Roth CH Acquisition Co., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), to be held on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 (the “general meeting” or the “class meeting” (as applicable)), or at such other time, on such other date and at such other place to which the general meeting or the class meeting (as applicable) may be postponed or adjourned, and the general meeting or the class meeting (as applicable) will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the general meeting or the class meeting (as applicable) will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10185. You will also be able to attend, vote, and submit your questions during the general meeting or the class meeting (as applicable) via teleconference using the following dial-in information:

Telephone access:
Within the U.S.:

(toll-free)
International numbers available:
Meeting ID:

Shareholders are encouraged to attend the general meeting or the class meeting (as applicable) via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person meeting. The accompanying proxy statement is dated February __, 2024, and is first being mailed to shareholders of the Company on or about February __, 2024.

Even if you are planning on attending the general meeting or the class meeting (as applicable) telephonically, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy. It is strongly recommended that you complete and return your proxy card before the general meeting or the class meeting (as applicable) date to ensure that your shares will be represented at the general meeting or the class meeting (as applicable). Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting or the class meeting (as applicable).

The general meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — Amendment Proposal — A proposal, by special resolution, subject to the approval of Proposal A, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to remove the provisions applicable to special purpose acquisition companies including the requirement to redeem and cancel 100% of the Company’s Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”) following distribution of the funds held in the Company’s trust account; and

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals or as otherwise determined by the Chairman of the general meeting in his sole and absolute discretion to be necessary.

The class meeting is being held to consider and vote upon the following proposal:

3.	Proposal A — Variation of Rights Proposal — A proposal, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, by the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Amendment Proposal is to remove the provisions contained in the Articles of Association that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to redeem and cancel 100% of the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). We are instead proposing to revise the provisions to allow shareholders of the Company to obtain their pro rata distribution of funds held in the Trust Account and also retain ten (10%) percent of their shares upon liquidation of the Trust Account. The Company has been unable as a SPAC to consummate an initial business combination as originally described in the Articles of Association and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of shareholders to approve the Amendment so as to permit holders to receive their pro rata share of the Trust Account as currently provided and to allow holders to continue to retain ten (10%) of their shares after liquidation of the trust account in order to allow the shareholders participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain a portion their shares following the distribution is also expected to allow the Company to continue to trade on the OTC until such time as it consummates an acquisition or transaction. The purpose of the Adjournment Proposal is to allow the Company to adjourn the general meeting to a later date or dates if we determine that more time is necessary to effectuate the Amendment.

The purpose of the Variation of Rights Proposal is obtain the separate class consent of the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1. The holders of the Company’s Class B ordinary shares have separately consented in writing to the variation to the rights of the Company’s Class B ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1 as permitted by the Company’s amended and restated memorandum and articles of association.

Approval of the Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the general meeting or any adjournment(s) or postponement(s) thereof, vote on such matter. As of the date of this proxy statement, our directors and executive officers have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the general meeting. The ordinary shares held by the directors and executive officers represent approximately 47.0% of the Company’s outstanding ordinary shares. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment even if the Amendment Proposal passes at the general meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the general meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

Approval of the Variation of Rights Proposal requires, under Cayman Islands law, the affirmative vote of the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares and who, being present in person or represented by proxy at the class meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

The Company reserves the right at any time to cancel the general meeting or the class meeting (as applicable) (by means of adjourning the general meeting or the class meeting (as applicable) sine die) and not to submit to its shareholders any of the proposals.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

The board has fixed the close of business on February __, 2024, as the record date for the general meeting or the class meeting (as applicable) (the “record date”). Only shareholders of record on February __, 2024 are entitled to notice of and to vote at the general meeting or the class meeting (as applicable) or any adjournment(s) or postponement(s) thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the general meeting at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 or via teleconference, using the following dial-in information:

Telephone access:
Within the U.S.:
(toll-free)

International numbers available:
Meeting ID:

All of our Class A ordinary shareholders are cordially invited to attend, vote, and submit your questions during the class meeting at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 or via teleconference, using the above dial-in information.

To ensure your representation at the general meeting or the class meeting (as applicable), however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting or the class meeting (as applicable).

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting or the class meeting (as applicable).

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of the Extraordinary General Meeting for a more complete statement of matters to be considered at the general meeting or the class meeting (as applicable).

If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

On behalf of the board, we would like to thank you for your support of Roth CH Acquisition Co..

By Order of the Board,

/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer and Co-Chairman of the Board
February __, 2024

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

IMPORTANT

Whether or not you expect to attend the general meeting or the class meeting (as applicable), you are respectfully requested by the board of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting or the class meeting (as applicable).

This proxy statement is first being mailed to our shareholders with the form of proxy on or about February __, 2024.

ROTH CH ACQUISITION CO.
2340 Collins Avenue, Suite 402
Miami Beach, FL 33141

(949) 720-7133

NOTICE OF THE EXTRAORDINARY GENERAL MEETING AND SEPARATE CLASS

MEETING OF HOLDERS OF CLASS A ORDINARY SHARES

TO BE HELD ON FEBRUARY __, 2024

Dear Shareholders of Roth CH Acquisition Co.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting and the separate class meeting of holders of Class A ordinary shares (as applicable) of Roth CH Acquisition Co., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 (the “general meeting” or the “class meeting” (as applicable)), or at such other time, on such other date and at such other place to which the general meeting or the class meeting (as applicable) may be postponed or adjourned, and the general meeting or the class meeting (as applicable) will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the general meeting or the class meeting (as applicable) will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10185. You will also be able to attend, vote, and submit your questions during the general meeting or the class meeting (as applicable) via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
(toll-free)

International numbers available:
Meeting ID:

Shareholders are encouraged to attend the general meeting or the class meeting (as applicable) via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — Amendment Proposal — A proposal, by special resolution, subject to the approval of Proposal A, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to remove the provisions applicable to special purpose acquisition companies including the requirement to redeem and cancel 100% of the Company’s Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”) following distribution of the funds held in the Company’s trust account; and

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals or as otherwise determined by the Chairman of the general meeting in his sole and absolute discretion to be necessary.

The class meeting is being held to consider and vote upon the following proposal:

3.	Proposal A — Variation of Rights Proposal — A proposal, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, by the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Amendment Proposal is to remove the provisions contained in the Articles of Association that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to redeem and cancel 100% of the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). We are instead revising the provisions to allow shareholders of the Company to obtain their pro rata distribution of funds held in the Trust Account and also retain ten (10%) percent of their shares upon liquidation of the Trust Account. The Company has been unable as a SPAC to consummate an initial business combination as originally described in the Articles of Association and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of shareholders to approve the Amendment to allow holders to continue to retain ten (10%) of their shares after liquidation of the trust account in order to allow the shareholders participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain a portion their shares following the distribution is also expected to allow the Company to continue to trade on the OTC until such time as it consummates an acquisition or transaction. The purpose of the Adjournment Proposal is to allow the Company to adjourn the general meeting to a later date or dates if we determine that more time is necessary to effectuate the Amendment.

The purpose of the Variation of Rights Proposal is obtain the separate class consent of the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1. The holders of the Company’s Class B ordinary shares have separately consented in writing to the variation to the rights of the Company’s Class B ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1 as permitted by the Company’s amended and restated memorandum and articles of association.

Approval of the Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the general meeting or any adjournment(s) or postponement(s) thereof, vote on such matter. As of the date of this proxy statement, our directors and executive officers have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the general meeting. The ordinary shares held by the directors and executive officers represent approximately 47.0% of the Company’s outstanding ordinary shares. Nevertheless, management of the Company may determine for business reasons in its sole discretion not to proceed with the Amendment even if the Amendment Proposal passes at the general meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy at the general meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

Approval of the Variation of Rights Proposal requires, under Cayman Islands law, the affirmative vote of the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares and who, being present in person or represented by proxy at the class meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

Only shareholders of record of the Company as of the close of business on February __, 2024 (the “record date”) are entitled to notice of, and to vote at, the general meeting or the class meeting (as applicable) or any adjournment(s) or postponement(s) thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

If the Amendment Proposal is approved and the Amendment is implemented, the Company will amend and restate the Articles of Association to remove all the provisions contained therein that are applicable to special purpose acquisition companies, and will amend the requirement to cancel the Company’s Public Shares following distribution of the funds held in the Company’s trust account established in connection with the IPO in order to allow shareholders to retain ten (10%) percent of the Public Shares after the distribution of the funds in the Company’s trust account. Accordingly, ten (10%) percent of the Public Shares will remain outstanding following distribution of the funds held in the trust account.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting or the class meeting (as applicable) in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting or the class meeting (as applicable) by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the general meeting or the class meeting (as applicable) date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

By Order of the Board,

/s/ Byron Roth
Byron Roth
Co-Chairman of the Board
February __, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON FEBRUARY __, 2024

This Notice of Extraordinary General Meeting and Proxy Statement, are available at www.sec.gov.

i

ROTH CH ACQUISITION CO.
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING AND SEPARATE CLASS

MEETING OF HOLDERS OF CLASS A ORDINARY SHARES
To Be Held at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), on February __, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the extraordinary general meeting and the separate class meeting of holders of Class A ordinary shares (as applicable) of Roth CH Acquisition Co., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), to be held on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 (the “general meeting” or the “class meeting” (as applicable)), or at such other time, on such other date and at such other place to which the general meeting or the class meeting (as applicable) may be postponed or adjourned, and the general meeting or the class meeting (as applicable) will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the general meeting or the class meeting (as applicable) will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10185. You will also be able to attend, vote, and submit your questions during the general meeting or the class meeting (as applicable) via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
(toll-free)

International numbers available:
Meeting ID:

In this proxy statement:

●	the “meeting” shall refer to the general meeting or the class meeting as the context requires;

●	“ordinary shares” shall refer to Class A ordinary shares and Class B ordinary shares together as a single class in the context of the general meeting; and

●	“ordinary shares” shall refer to Class A ordinary shares only in the context of the class meeting.

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person meeting.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements may relate to the Company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our being a company with no operating history and no operating revenues;

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial business combination;

●	our expectations around the performance of a prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our pool of prospective target businesses in the technology industry and the effects on these sectors of broader economic trends;

●	Our search for a business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the geopolitical conditions resulting from the recent invasion of Ukraine by Russia and subsequent sanctions against Russia, Belarus and related individuals and entities and the status of debt and equity markets, as well as protectionist legislation in our target markets

●	changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations;

●	the ability of our directors and officers to generate a number of potential business combination opportunities;

●	our ability to consummate an initial business combination due to the uncertainty resulting from COVID-19;

●	the ability of our directors and officers to generate potential business combination opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the trust account (as defined below) or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties;

●	our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by the extended date; and

●	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 4, 2023 and amended on April 14, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023, August 18, 2023 and November 9, 2023, respectively, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $___ per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the meeting to be held in person or via teleconference on February __, 2024 or at any adjournment(s) or postponement(s) thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the meeting.

What is being voted on?

You are being asked to vote on the following proposals:

The general meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 — Amendment Proposal — A proposal, by special resolution, subject to the approval of Proposal A, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to remove the provisions applicable to special purpose acquisition companies including the requirement to redeem and cancel 100% of the Company’s Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”) following distribution of the funds held in the Company’s trust account; and

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals or as otherwise determined by the Chairman of the general meeting in his sole and absolute discretion to be necessary.

The class meeting is being held to consider and vote upon the following proposal:

3.	Proposal A – Variation of Rights Proposal – A proposal, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, by the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

You are not being asked to vote on an initial business combination at this time.

Why is the Company proposing the Amendment Proposal and the Variation of Rights Proposal?

The purpose of the Amendment Proposal is to remove the provisions contained in the Articles of Association that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to redeem and cancel 100% of the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). We are instead revising the provisions to allow shareholders of the Company to obtain their pro rata distribution of funds held in the Trust Account and also retain ten (10%) percent of their shares upon liquidation of the Trust Account. The Company has been unable as a SPAC to consummate an initial business combination as originally described in the Articles of Association and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of shareholders to approve the Amendment to allow holders to continue to retain ten (10%) of their shares after liquidation of the trust account in order to allow the shareholders participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain a portion their shares following the distribution is also expected to allow the Company to continue to trade on the OTC until such time as it consummates an acquisition or transaction.

The purpose of the Variation of Rights Proposal is obtain the separate class consent of the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1. The holders of the Company’s Class B ordinary shares have separately consented in writing to the variation to the rights of the Company’s Class B ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1 as permitted by the Company’s amended and restated memorandum and articles of association.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the meeting to give the Company more time to seek approval of the proposals, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies.

If I do not submit my shares for redemption and the Amendment Proposal is implemented, will I still receive my pro rata share of the Trust Account?

Yes, you do not need to submit your shares to receive your pro rata share of the Trust Account.

If the Amendment Proposal is approved and implemented, will the Ordinary Shares and Warrants Continue to Trade on Nasdaq?

No. We anticipate that the Ordinary Shares and Warrants will trade in the over-the-counter market as we do not anticipate that the Company would continue to meet Nasdaq listing standards.

If I am entitled to a fraction of a share upon the 90% redemption of my holdings, what will I receive?

We will not issue fractional shares or pay cash in lieu of fractional shares.

Can I attend the Meeting?

The meeting will be held on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable) at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185, or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and the meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10185. You will also be able to attend, vote, and submit your questions during the general meeting or the class meeting (as applicable) via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
(toll-free)

International numbers available:
Meeting ID:

The meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the meeting teleconference prior to the start time. Check-in will begin fifteen minutes prior to the start time of the meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

How do the Company insiders intend to vote their shares?

The Company’s directors and officers collectively have the right to vote 47.0% of the Company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the meeting.

What vote is required to approve the Amendment Proposal?

Approval of the Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

What vote is required to approve the Variation of Rights Proposal?

Approval of the Variation of Rights Proposal requires, under Cayman Islands law, the affirmative vote of the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares and who, being present in person or represented by proxy at the class meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

What if I want to vote against or do not want to vote for the proposal?

If you do not want a proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

We believe that the proposals are all a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the meeting.

Where will I be able to find the voting results of the General Meeting?

We will announce preliminary voting results at the meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Am I entitled to exercise redemption rights in connection with the vote on any of these Proposals?

Yes. Holders of Public Shares are entitled to redemption rights in connection with the vote on Proposals 1 if the Proposal is implemented. However, if the Proposal is implemented, we would distribute all sums in the trust account and also permit you to retain 10% of your shares. Please see “The Extraordinary General Meeting – Redemption Rights” for a description of the procedures that must be followed in order to exercise redemption rights.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141, so that it is received by the Company’s secretary prior to the vote at the meeting (which is scheduled to take place on February __, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the meeting, or by attending the meeting, revoking their proxy and voting in person. Attendance at the meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposal. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the proposals are all a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our Articles of Association and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum of the general meeting. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a one-third of the issued and outstanding Class A ordinary shares entitled to vote at the class meeting constitutes a quorum of the class meeting. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the meeting.

Who can vote at the Meeting?

Holders of ordinary shares as of the close of business on February __, 2024 (the “record date”), are entitled to vote at the general meeting. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law.

In deciding all matters at the class meeting, each holder of Class A ordinary shares will be entitled to one vote for each Class A ordinary share held by them on the record date.

The directors and executive officers of the Company collectively own 63,196 of our issued and outstanding Class B ordinary shares and 3,633,788 Class A ordinary shares, constituting 47.0% of our issued and outstanding ordinary shares in the aggregate.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board recommend voting for the approval of the proposals?

Yes, the board has determined that the proposals are in the best interests of the Company and its shareholders. The board recommends that the Company’s shareholders vote “FOR” the proposals.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Articles of Association provides for dissenters’ rights for dissenting shareholders in connection with the proposal to be voted upon at the meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the Company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the meeting.

Is the Company subject to the Investment Company Act of 1940?

The Company completed its IPO in October 2021. As a blank check Company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

If you are a holder of record of ordinary shares on the record date for the meeting, you may vote in person or by teleconference attendance at the meeting or by submitting a proxy for the meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the meeting via teleconference or in person you should contact Continental no later than February __, 2024 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTRAORDINARY GENERAL MEETING AND SEPARATE CLASS

MEETING OF HOLDERS OF CLASS A ORDINARY SHARES

Date, Time, Place and Purpose of the Meeting

The meeting will be held on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185, or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and the meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York, New York 10185. You will also be able to attend, vote, and submit your questions during the general meeting or the class meeting (as applicable) via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
(toll-free)

International numbers available:
Meeting ID:

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.

Proposal No. 1 — Amendment Proposal — A proposal, by special resolution, subject to the approval of Proposal A, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to remove the provisions applicable to special purpose acquisition companies including the requirement to redeem and cancel 100% of the Company’s Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”) following distribution of the funds held in the Company’s trust account; and

2.	Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals or as otherwise determined by the Chairman of the general meeting in his sole and absolute discretion to be necessary.

The class meeting is being held to consider and vote upon the following proposal:

3.	Proposal A — Variation of Rights Proposal — A proposal, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, by the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on February __, 2024 are entitled to notice of, and to vote at, the meeting or any adjournment(s) or postponement(s) thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the meeting for the general meeting to be properly held under our Articles of Association and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum of the general meeting. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a one-third of the issued and outstanding Class A ordinary shares entitled to vote at the class meeting constitutes a quorum of the class meeting. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that all of the proposals are a “non-discretionary” matter.

Vote Required

Approval of the Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Approval of the Variation of Rights Proposal requires, under Cayman Islands law, the affirmative vote of the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares and who, being present in person or represented by proxy at the class meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

If you do not want the proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the meeting.

Voting

You can vote your shares at the meeting by proxy or by attending the meeting via teleconference. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Byron Roth and John Lipman, or the Chairperson of the meeting to act as your proxy at the meeting. One of the aforementioned individuals will then vote your shares at the meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the meeting.

Alternatively, you can vote your shares by attending the meeting via teleconference.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe all of the proposals constitute “non-discretionary” matters.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on the proposal described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy at 877-870-8565, or banks and brokers can call collect at 206-870-8565 or by sending a letter to Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, or by emailing KSmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141, so that it is received by the Company’s secretary prior to the vote at the meeting (which is scheduled to take place on February __, 2024). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the meeting or by attending the meeting, revoking their proxy and voting in person. Attendance at the meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting

The meeting will be held in person or by proxy at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), on February __, 2024 at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185, or via teleconference by using the following dial-in information:

Telephone access:
Within the U.S.:
(toll-free)

International numbers available:
Meeting ID:

While shareholders are encouraged to attend the meeting via teleconference, you will be permitted to attend the meeting in person at the offices of Loeb & Loeb LLP, located at 345 Park Avenue, New York, New York 10185 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Redemption Rights

In connection with the Amendment Proposal and contingent upon the effectiveness of the implementation of this Proposal, each holder of Public Shares may seek to redeem all or a portion of their Public Shares. However, if the this Proposal is implemented, regardless of whether you redeem your shares, we will distribute the pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 26, 2021, filed in connection with the IPO. Thereafter, we will automatically redeem ninety (90%) percent of the shares in connection with the liquidation of the Trust Account and permit shareholders to retain ten ((10%) percent of the Public Shares thereafter regardless of the liquidation of the Trust Account.

In order to receive the remaining Public Shares after liquidation of the Trust Account and the partial redemption, you must:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to the redemption with respect to the Public Shares;

(ii) provide to the Trustee and the Company the legal name, phone number and address of the beneficial owner of the Public Shares; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable forms to the Trustee, physically or electronically through DTC.

As described above, 90% of the Public Shares will automatically be redeemed upon the liquidation of the Trust Account. You may elect to redeem 100% of your Public Shares but you will not be entitled to receive any additional amounts as a result of such additional redemption. Holders who wish to redeem more than 90% of their Public Shares must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on February __, 2024 (two business days prior to the scheduled vote at the general meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Proposal is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of the Company’s transfer agent is listed under the question “Who can help answer my questions?” above. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

We will not allow shareholders to retain fractional interests. In the event that you have Public Shares other than in increments of 10, such shares will be redeemed for no additional consideration.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the general meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the general meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If such transactions are effected, the consequence could be to cause the Amendment, to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Amendment proposal proposals at the general meeting

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with the proposal to be voted upon at the meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the Company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of Extraordinary General Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles of Association.

Other Business

The board does not know of any other matters to be presented at the meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters that may properly come before the meeting. If any additional matters are properly presented at the meeting, or at any adjournment(s) or postponement(s) of the meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141. Our telephone number is (949) 720-7133.

PROPOSAL NO. 1 — AMENDMENT PROPOSAL

Background

The Company is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. On October 29, 2021, the Company consummated its IPO of 23,000,000 units (the “Units”). Each Unit consisted of one Class A ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one ordinary share at $11.50 per share beginning 30 days after the completion of an initial business combination (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement of an aggregate of 10,750,000 warrants (the “Private Placement Warrants”) issued to TKB Sponsor I, LLC at a price of $1.00 per warrant, generating total proceeds of $10,750,000. Each Private Placement Warrant is exercisable for one ordinary share beginning 30 days after the completion of a business combination. Upon completion of the IPO, A total of $234,600,000 of the net proceeds from the Company’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before January 29, 2023. The Company has been unable to complete a qualifying business combination by January 29, 2023, the initial liquidation date set forth in its Articles of Association, and on January 27, 2023, the Company held an extraordinary general meeting at which the Company’s shareholders approved an amendment to the Articles of Association to provide that the Company would have until June 29, 2023 to complete a business combination.

On June 28, 2023, the Company held a subsequent extraordinary general meeting at which time shareholders approved a further amendment to extend the deadline by which a business combination may be consummated monthly up to 16 times, from June 29, 2023 up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO). Each such monthly extension requires a Monthly Deposit of $60,000 into the Trust Account.

The Company is proposing to amend and restate its charter to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the public shares following distribution of the funds held in the Company’s trust account. A copy of the proposed amended and restated charter of the Company to effectuate the Amendment is attached to this proxy statement as Annex A.

Reasons for the Amendment Proposal

The purpose of the Amendment Proposal is to remove the provisions contained in the Articles of Association that are applicable to special purpose acquisition companies (“SPACs”), including the requirement to redeem and cancel 90% of the Company’s public shares following distribution of the funds held in the Company’s trust account established in connection with the initial public offering (“IPO”). We are instead revising the provisions to allow shareholders of the Company to obtain their pro rata distribution of funds held in the Trust Account and also retain ten (10%) percent of their shares upon liquidation of the Trust Account. The Company has been unable as a SPAC to consummate an initial business combination as originally described in the Articles of Association and now intends to continue its corporate existence in an effort to ultimately acquire a business or entity. The Company’s board of directors and management has determined that it would be in the best interest of shareholders to approve the Amendment to allow holders to continue to retain ten (10%) of their shares after liquidation of the trust account in order to allow the shareholders participate in a transaction that the Company may potentially enter into in the future. Allowing holders of Public Shares to retain a portion their shares following the distribution is also expected to allow the Company to continue to trade on the OTC until such time as it consummates an acquisition or transaction.

If the Amendment Proposal is not Approved

In the event that the Amendment is not approved, the Company may elect to continue as a SPAC or may pay the holders of public shares the amounts held in the trust account as required by the Articles of Association and redeem and cancel such public shares. This redemption will completely extinguish such holders’ rights as shareholders, including the right to receive further distributions, if any, from the Company.

If the Amendment Proposal is Approved

If the Amendment Proposal is approved, the Company will file the amended and restated Articles of Association in Cayman, the Public Shares outstanding at such time will remain outstanding and the Company will continue its corporate existence in an attempt to ultimately acquire a business or entity.

In such event, the Company will remain a reporting company under the Exchange Act, and its common stock and warrants will remain publicly traded on the OTC. The units will be automatically separated into their component parts. There can be no assurance that a market will exist for the Company’s securities following the Amendment.

Future Acquisition Plans

If the Amendment Proposal is approved, the Company intends to attempt to acquire one or more businesses or entities in one or more industries not now identified. Any such acquisition would be subject to several important factors, including but not limited to the availability of financing and the role and level of involvement of the Company’s current board of directors and management in the Company’s post-acquisition operations. We cannot assure you that we will be able to enter into or consummate any acquisition. As of the date of this proxy statement, the Company has no definitive agreement in place with any acquisition candidates and there can be no assurance that the Company will ever be able to enter into such an agreement in the future. In the event that the Company enters into a definitive agreement for an acquisition in the future, such transaction may not require shareholder approval depending on how it is structured. Accordingly, you may not be entitled to vote on any future acquisition the Company enters into and attempts to consummate.

Vote Required for Approval

Approval of the Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

All of the Company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the Amendment Proposal. On the record date, the sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 3,696,984 ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of the ordinary shares and their respective ownership thereof.

Full Text of Resolution

“RESOLVED as a special resolution, that the Amended and Restated Memorandum Articles of Association of the Company currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the Second Amended and Restated Memorandum and Articles of Association annexed to the notice of the meeting at Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable the adoption of the Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” THE AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that all of the proposals constitute “non-discretionary” matters, and therefore, there will not be any broker non-votes at the general meeting.

Full Text of Resolution

RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, (i) to permit further solicitation and vote of proxies or as otherwise deemed necessary by the chairman of the general meeting or (ii) if the Board determines before the general meeting that it is not necessary or no longer desirable to proceed with the proposals be confirmed, ratified and approved in all respects.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the proposals, our board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED,
YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROPOSAL A — VARIATION OF RIGHTS PROPOSAL

Vote Required for Approval

Approval of the Variation of Rights Proposal requires, under Cayman Islands law, the affirmative vote of the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares and who, being present in person or represented by proxy at the class meeting or any adjournment(s) or postponement(s) thereof, vote on such matter.

Full Text of Resolution

RESOLVED, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, the holders of a majority of not less than two thirds of the votes cast at the meeting by the holders of the Company’s Class A ordinary shares hereby consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Variation of Rights Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable the adoption of the Variation of Rights Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of February __, 2024 with respect to our ordinary shares held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 7,869,236 ordinary shares outstanding as of February __, 2024 including 7,794,236 Class A ordinary shares and 75,000 Class B ordinary shares. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of February __, 2024.

In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d), 13(g) and Section 16 of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. Due to shareholder redemptions related to the June 28, 2023 general meeting to approve an extension of time in order to complete the Company’s business combination, the Company has reason to believe that all information filed with the SEC as of the most recent practicable date by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d) and 13(g) of the Exchange Act is no longer complete or accurate.

	Class A ordinary shares		Class B ordinary shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Approximate Percentage of Class	Beneficially Owned	Approximate Percentage of Class
5% shareholders
TKB Sponsor I, LLC(2)	1,437,500	18.4	-	-%
CR Financial Holdings, Inc.	2,091,562	26.8	36,375	48.5%
Directors and Executive Officers
Byron Roth	2,091,562	26.8	36,375	48.5
John Lipman	1,175,667	15.1	20,447	27.3
Gordon Roth	2,091,562	26.8	36,375	48.5
Rick Hartfiel	118,592	1.5	2,062	2.7
Aaron Gurewitz	-	-	-	-
Joseph Tonnos	-	-	-	-
Ryan Hultstrand	118,592	1.5	2,062	2.7
Matthew Day	-	-	-	-
Adam Rothstein	43,125	*	750	1.0
Sam Chawla	43,125	*	750	1.0
Christopher Bradley	43,125	*	750	1.0
All directors and executive officers as a group (11 individuals)	3,633,788	46.6	63,196	84.3%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141.
(2)	The address for TKB Sponsor I, LLC is 400 Continental Boulevard, Suite 600, El Segundo, CA 90245.

Our officers and directors beneficially own 47.0% of our issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding 84.3% of the Class B ordinary shares. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles of Association and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles of Association.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our annual report on Form 10-K, filed with the SEC on April 4, 2023 and a Form10-K/A filed on April 14, 2023. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Roth CH Acquisition Co., 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141 or (949) 720-7133, to inform us of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the initial business combination or the proposals to be presented at the meeting, you should contact the Company at the following address and telephone number:

Roth CH Acquisition Co.
2340 Collins Avenue, Suite 402
Miami Beach, FL33141
(949) 720-7133

If you are a shareholder of the Company and would like to request documents, please do so by February __, 2024 (one week prior to the meeting), in order to receive them before the meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The board does not know of any other matters to be presented at the meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
February __, 2024

Annex A

FORM OF SECOND AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF ROTH CH ACQUISITION CO.

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

ROTH CH ACQUISITION CO.

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

MEMORANDUM OF ASSOCIATION

OF

ROTH CH ACQUISITION CO.

1	The name of the Company is Roth CH Acquisition Co..

2	The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4	The liability of each Member is limited to the amount unpaid on such Member’s shares.

5	The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each.

6	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7	Capitalised terms that are not defined in this Second Amended and Restated Memorandum of Association bear the respective meanings given to them in the Second Amended and Restated Articles of Association of the Company.

Annex A-1

THE COMPANIES ACT (As Revised)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

SECOND AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

ROTH CH ACQUISITION CO.

1	Interpretation

1.1	In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Applicable Law”	means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these second amended and restated articles of association of the Company.

“Audit Committee”	means the audit committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).

“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.

“Company”	means the above named company.

“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).

“Compensation Committee”	means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

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“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including The Nasdaq Stock Market LLC.

“Directors”	means the directors for the time being of the Company.

“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.

“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.

“Equity-linked Securities”	means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction, including but not limited to a private placement of equity or debt.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

“IPO”	means the Company’s initial public offering of securities.

“Member”	has the same meaning as in the Statute.

“Memorandum”	means the second amended and restated memorandum of association of the Company.

“Officer”	means a person appointed to hold an office in the Company.

“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

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“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.

“Public Shares”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.

“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.

“Registered Office”	means the registered office for the time being of the Company.

“Seal”	means the common seal of the Company and includes every duplicate seal.

“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.

“Share”	means a Class A Share, a Class B Share or a Preference Share and includes a fraction of a share in the Company.

“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.

“Statute”	means the Companies Act (As Revised) of the Cayman Islands.

“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.

“Trust Account”	means the trust account established by the Company upon the consummation of the IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

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1.2	In the Articles:

(a)	words importing the singular number include the plural number and vice versa;

(b)	words importing the masculine gender include the feminine gender;

(c)	words importing persons include corporations as well as any other legal or natural person;

(d)	“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)	“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)	references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)	any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)	the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)	headings are inserted for reference only and shall be ignored in construing the Articles;

(j)	any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)	any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)	sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)	the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)	the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2	The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

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3	Issue of Shares and other Securities

3.1	Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B ordinary share Conversion set out in the Articles.

3.2	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3	The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4	The Company shall not issue Shares to bearer.

4	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2	The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5	Closing Register of Members or Fixing Record Date

5.1	For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2	In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

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5.3	If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6	Certificates for Shares

6.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2	The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3	If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4	Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5	Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7	Transfer of Shares

7.1	Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options, warrants or units issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such right, option, warrant or unit.

7.2	The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

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8	Redemption, Repurchase and Surrender of Shares

8.1	Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. Upon the adoption of these Articles, the Company shall promptly liquidate the Trust Account and shall pay entitled Members a price per Share, in cash, equal to the amount then on deposit in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of then Public Shares in issue. In connection with the liquidation of the Trust Account, the Company shall redeem ninety (90%) percent of the Public Shares in issue and will permit Members to retain an aggregate of up to ten (10%) percent of the Public Shares in issue. Such partial redemption will completely extinguish the public Members’ rights as Members with respect to the Public Shares redeemed and will extinguish completely the right of any Member to receive any further liquidation distributions from the Trust Account. The Company will redeem any fractional Shares without any additional consideration.

8.2	Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3	The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4	The Directors may accept the surrender for no consideration of any fully paid Share.

9	Treasury Shares

9.1	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10	Variation of Rights of Shares

10.1	Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B ordinary share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

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10.2	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11	Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

12	Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13	Lien on Shares

13.1	The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2	The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3	To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4	The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

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14	Call on Shares

14.1	Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3	The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4	If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5	An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6	The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7	The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8	No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15	Forfeiture of Shares

15.1	If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2	If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3	A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

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15.4	A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5	A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6	The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16	Transmission of Shares

16.1	If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2	Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3	A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

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17	Class B ordinary share Conversion

17.1	The rights attaching to the Class A Shares and Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article hereof) with the exception that the holder of a Class B Share shall have the conversion rights referred to in this Article.

17.2	Class B Shares shall convert into Class A Shares on a one-for-one basis (the Initial conversion Ratio”) at any time and from time to time at the option of the holders thereof;.

17.3	Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-lined Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO, all Class B Shares in issue shall convert into Class A Shares, at the option of the holders thereof, at a ratio for which the Class B Shares shall convert into Class A Shares will be adjusted (unless the holders of a majority of the Class B Shares in issue agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20% of the sum of all Class A Shares and Class B Shares in issue upon completion of the IPO plus all Class A Shares and Equity-linked Securities issued or deemed issued.

17.4	Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5	The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6	Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7	References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8	Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

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18	Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1	The Company may by Ordinary Resolution:

(a)	increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)	by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)	cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2	All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3	Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)	change its name;

(b)	alter or add to the Articles;

(c)	alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)	reduce its share capital or any capital redemption reserve fund.

19	Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20	General Meetings

20.1	All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2	The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

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20.3	The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4	Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21	Notice of General Meetings

21.1	At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2	The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22	Proceedings at General Meetings

22.1	No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2	A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3	A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4	If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

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22.5	The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6	If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7	The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8	When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9	If a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10	A resolution put to the vote of the meeting shall be decided on a poll.

22.11	A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.12	A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.13	In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23	Votes of Members

23.1	Subject to any rights or restrictions attached to any Shares, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2	In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3	A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

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23.4	No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5	No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6	Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7	A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24	Proxies

24.1	The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2	The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3	The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4	The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5	Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

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25	Corporate Members

25.1	Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2	If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26	Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27	Directors

27.1	There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2	The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the First Amended and Restated Articles, the existing Directors classified themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

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28	Powers of Directors

28.1	Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2	All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3	The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29	Appointment and Removal of Directors

29.1	The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.3	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

30	Vacation of Office of Director

The office of a Director shall be vacated if:

(a)	the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)	the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)	the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)	the Director is found to be or becomes of unsound mind; or

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(e)	all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31	Proceedings of Directors

31.1	The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2	Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3	A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4	A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5	A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6	The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7	The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8	All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9	A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

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32	Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33	Directors’ Interests

33.1	A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2	A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3	A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4	No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5	A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34	Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

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35	Delegation of Directors’ Powers

35.1	The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee and the Compensation Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2	The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3	The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee and the Compensation Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee and the Compensation Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4	The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5	The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6	The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

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36	No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37	Remuneration of Directors

37.1	The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2	The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38	Seal

38.1	The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2	The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3	A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39	Dividends, Distributions and Reserve

39.1	Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2	Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

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39.3	The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4	The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5	Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6	The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7	Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8	No Dividend or other distribution shall bear interest against the Company.

39.9	Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40	Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

Annex A-23

41	Books of Account

41.1	The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2	The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3	The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42	Audit

42.1	The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2	Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

42.3	If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7	Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

42.8	Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

Annex A-24

42.9	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

42.10	At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43	Notices

43.1	Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2	Where a notice is sent by:

(a)	courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)	post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)	cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)	e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)	placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3	A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4	Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

Annex A-25

44	Winding Up

44.1	If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)	if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)	if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2	If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45	Indemnity and Insurance

45.1	Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2	The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

Annex A-26

46	Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

47	Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

48	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49	Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

50	Business Opportunities

50.1	To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

50.2	Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

50.3	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-27

FORM OF PROXY CARD

ROTH CH ACQUISITION CO.

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OR SEPARATE CLASS

MEETING OF HOLDERS OF CLASS A ORDINARY SHARES (AS APPLICABLE)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting or Separate Class Meeting of Holders of Class A ordinary shares (as applicable) to be held on February __, 2024:

The undersigned hereby appoints each of Byron Roth and John Lipman, or the Chairperson of the Extraordinary General Meeting or Separate Class Meeting of Holders of Class A ordinary shares (as applicable) as proxy of the undersigned to attend the Extraordinary General Meeting (the “General Meeting”) or Separate Class Meeting of Holders of Class A ordinary shares (the “Class Meeting”) (as applicable) of Roth CH Acquisition Co. (the “Company”), to be held via teleconference as described in the Proxy Statement on February __, 2024 at 9:30 a.m. or 10:00 a.m., Eastern time (as applicable), and any adjournment(s) or postponement(s) thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated February __, 2024 (the “Notice”) or Notice of Separate Class Meeting of Holders of Class A ordinary shares (as applicable), copies of which have been received by the undersigned, as follows:

Proposal No. 1 — The Amendment Proposal — A proposal, by special resolution, subject to the approval of Proposal A, to amend and restate the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to remove the provisions applicable to special purpose acquisition companies including the requirement to redeem and cancel the Company’s Class A ordinary shares sold in the Company’s initial public offering (the “Public Shares”) following distribution of the funds held in the Company’s trust account.

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or as otherwise determined by the Chairman of the general meeting.

For ☐	Against ☐	Abstain ☐

Proposal A — Variation of Rights Proposal — A proposal, for the purposes of Article 10 of the Amended and Restated Articles of Association of the Company, by the holders of a majority of not less than two thirds of the votes cast at the class meeting by the holders of the Company’s Class A ordinary shares to consent to and approve the variation to the rights of the Company’s Class A ordinary shares as contemplated by the amendments to the Articles of Association as set out in Proposal No. 1.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR SEPARATE CLASS MEETING OF HOLDERS OF CLASS A ORDINARY SHARES (AS APPLICABLE) AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR SEPARATE CLASS MEETING OF HOLDERS OF CLASS A ORDINARY SHARES (AS APPLICABLE) OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

Dated: ___________________

Signature of Shareholder

PLEASE PRINT NAME